EXHIBIT 10.1

SECOND AMENDMENT TO
CREDIT AGREEMENT

This Second Amendment to Credit Agreement (“Amendment”), dated as of December 5, 2018, is made by and among HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, “Agent”), the Lenders (as defined in the Credit Agreement, as defined below), and ALLIED MOTION TECHNOLOGIES INC. (“Allied Inc.”) and ALLIED MOTION TECHNOLOGIES B.V. (“Allied B.V.” and collectively with Allied Inc., the “Borrowers”).

Statement of the Premises

The Agent, the Lenders, the Borrowers, KeyBank National Association and Wells Fargo Bank, National Association, as co-syndication agents, and HSBC Securities (USA) Inc., as sole lead arranger and sole book runner, have previously entered into a Credit Agreement dated as of October 28, 2016, as amended by a First Amendment to Credit Agreement dated as of March 28, 2017 (the “Credit Agreement”).  All capitalized terms not otherwise defined in this Amendment have the meanings given them in the Credit Agreement.

The Borrowers have advised the Agent and the Lenders that Allied Inc. intends to purchase all of the membership interest of TCI LLC, a Wisconsin limited liability company (“TCI”) from the members of TCI for approximately $64,600,000 (the “TCI Acquisition”).

In connection with the TCI Acquisition, the Borrowers are electing to exercise their option to increase the Aggregate Commitments to $175,000,000 pursuant to Section 2.05 of the Credit Agreement.

The Borrowers have requested that the Agent and the Lenders agree to amend certain terms set forth in the Credit Agreement.

The Agent and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders to, or for the benefit of, the Borrowers, the parties hereto agree as follows:

1.                                      Conditions Precedent to this Amendment.  This Amendment shall be effective as of the date first written above once the following conditions precedent are satisfied:

1.1                               Amendment Documentation.  The Agent shall have received:  (a) six (6) originals of this Amendment executed by all parties hereto; (b) an original replacement note in favor of each of the Lenders; (c) certificates signed by the Borrowers as required pursuant to Sections 2.05 and 7.02 of the Credit Agreement; and (d) such other documentation as the Agent may reasonably require.

1.2                               Upfront Fee.  The Borrower shall have paid to the Agent for the account of the Lenders an aggregate upfront fee in the amount of $100,000.

1.3                               No Default.  As of the date hereof, no Default or Event of Default shall have occurred and be continuing.

1.4                               Representations and Warranties.  The representations and warranties contained in the Credit Agreement shall be true, correct and complete as of the date hereof as though made on such date, except to the extent such representations and warranties are expressly limited to a specific date.

2.                                      Amendments.  The Credit Agreement is amended as follows:

2.1                               Section 1.01 entitled “Defined Terms” is amended:

(a)                                 By deleting the present definition of “Aggregate Commitments” and replacing it with the following definition:

“Aggregate Commitments” means the Commitments of all Lenders, which effective on the date of Amendment No. 2 shall be in the amount of $175,000,000 or the Alternative Currency Equivalent thereof.

(b)                                 By deleting the present definition of “US Guarantors” and replacing it with the following definition:

“US Guarantors” means collectively, Emoteq, MPC, AMOT I, AMOT II, AMOT III, Stature, Globe Inc., Allied Corp. and TCI.

(c)                                  By adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 2” means the Second Amendment to Credit Agreement dated as of December 5, 2018 among the Borrowers, the Lenders and the Agent.

“TCI” means TCI LLC, a Wisconsin limited liability company.

2.2                               Section 2.05 entitled “Expansion Option” and any references to Section 2.05 in the Credit Agreement are deleted in their entirety.

2.3                               Schedule 2.01 entitled “Commitments” is deleted and replaced with Schedule 2.01 attached hereto.

2.4                               Schedule 5.13 entitled “Subsidiaries; Other Equity Investments” is amended to add the following:

Allied Motion Twinsburg, LLC	100%	Allied Motion Technologies Inc.

TCI LLC	100%	Allied Motion Technologies Inc.

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3.                                      Reaffirmations.

3.1                               The Borrowers hereby acknowledge and reaffirm the execution and delivery of the Security Documents to which they are parties and agree that such Security Documents shall continue in full force and effect and continue to secure the Obligations, including all indebtedness of the Borrowers to the Agent, the Lenders and the Issuing Bank arising under or in connection with the Credit Agreement, as amended hereby, and any renewal, extension or modification thereof.

3.2                               Each of the Guarantors hereby acknowledges and reaffirms the execution and delivery of the Guaranty to which it is a party and the Guarantor Security Agreement to which it is a party, and agrees that such Guaranty and the Guarantor Security Agreement shall continue in full force and effect and continue to guarantee or secure, as applicable, all Obligations, including all indebtedness of the Borrowers to the Agent, the Lenders and the Issuing Bank arising under or in connection with the Credit Agreement, as amended hereby, and any renewal, extension or modification.

4.                                      Representations and Warranties.  Each Borrower makes the following representations and warranties to the Agent and the Lenders which shall be deemed to be continuing representations and warranties so long as any Obligations, including indebtedness of either Borrower to Agent or the Lenders arising under the Credit Agreement or any Loan Documents, remain unpaid:

(a)                                 Authorization.  Such Borrower has full power and authority to execute, deliver and perform this Amendment, which has been duly authorized by all proper and necessary action.  The execution and delivery of this Amendment by such Borrower will not violate the provisions of, or cause a default under, such Borrower’s Organizational Documents or any agreement to which such Borrower is a party or by which it or its assets are bound.

(b)                                 Binding Effect.  This Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws.

(c)                                  Consents; Governmental Approvals.  No consent, approval or authorization of, or registration, declaration or filing with, any governmental body or authority or any other party is required in connection with the valid execution, delivery or performance of this Amendment or any other document executed and delivered herewith or in connection with any other transactions contemplated hereby.

(d)                                 No Events of Default.  There is, on the date hereof, no event or condition which constitutes an Event of Default under any of the Loan Documents or which, with notice and/or the passage of time, would constitute an Event of Default.

(e)                                  No Material Misstatements.  Neither this Amendment nor any document delivered to the Agent or the Lenders by or on behalf of such Borrower to induce the Agent and the Lenders to enter into this Amendment or otherwise in connection with this Amendment contains any untrue statement of a material fact or omits to state a material fact necessary to make

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the statements herein or therein not misleading in light of the circumstances in which they were made.

(f)                                   Credit Agreement.  The representations and warranties of such Borrower set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

5.                                      Conditions of Effectiveness.  This Amendment shall become effective when and only when the Agent shall have received counterparts of this Amendment executed by the Borrowers, the Agent and the Lenders.

6.                                      Reference to and Effect on Loan Documents.

(a)                                 Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)                                 The Credit Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.  This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof.  This Amendment shall be binding upon each Borrower and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, the Lenders and each of their successors and assigns.  The Credit Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.  Each Borrower acknowledges and agrees that the Credit Agreement (as amended by this Amendment) and all other Loan Documents to which such Borrower is a party are in full force and effect, that such Borrower’s obligations thereunder and under this Amendment are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof and hereof, and that such Borrower has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

(c)                                  Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

7.                                      Costs and Expenses.  Borrowers agree to pay on demand all costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including the fees and out-of-pocket expenses of counsel for the Agent and the Lenders.

8.                                      Governing Law.  This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.

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9.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.                               Execution in Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.  This Amendment, to the extent signed and delivered by means of a facsimile machine or e-mail scanned image, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail scanned image to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by e-mail as a defense to the formation of a contract and each party forever waives such defense.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized, as of the date first above written.

ALLIED MOTION TECHNOLOGIES INC.

		By:	/s/ MICHAEL R. LEACH
		Name:	Michael R. Leach
		Title:	Chief Financial Officer

ALLIED MOTION TECHNOLOGIES B.V.

		By:	/s/ HARRY CLOOS
		Name:	Harry Cloos
		Title:	General Manager

Accepted and Agreed to by each of the following
Guarantors as of this 6th day of December, 2018

ALLIED MOTION DORDRECHT B.V.

By:	/s/ HARRY CLOOS
Name:	Harry Cloos
Title:	General Manager

ALLIED MOTION STOCKHOLM AB

By:	/s/ MICHAEL R. LEACH
Name:	Michael R. Leach
Title:	Authorized Signatory

ALLIED MOTION PORTUGAL, LDA.
(formerly known as GLOBE MOTORS
PORTUGAL—MATERIAL ELÉCTRICO
PARA A INDÚSTRIA AUTOMÓVEL, LDA.)

By:	/s/ HARRY CLOOS
Name:	Harry Cloos
Title:	General Manager

[Signature Page to Second Amendment to Credit Agreement]

EMOTEQ CORPORATION

By:	/s/ MICHAEL R. LEACH
Name:	Michael R. Leach
Title:	Vice President

MOTOR PRODUCTS CORPORATION

By:	/s/ MICHAEL R. LEACH
Name:	Michael R. Leach
Title:	Vice President

AMOT I, INC.

By:	/s/ MICHAEL R. LEACH
Name:	Michael R. Leach
Title:	Vice President

AMOT II, INC.

By:	/s/ MICHAEL R. LEACH
Name:	Michael R. Leach
Title:	Vice President

AMOT III, INC.

By:	/s/ MICHAEL R. LEACH
Name:	Michael R. Leach
Title:	Vice President

STATURE ELECTRIC, INC.

By:	/s/ MICHAEL R. LEACH
Name:	Michael R. Leach
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

GLOBE MOTORS, INC.

By: By:	/s/ MICHAEL R. LEACH
Name:	Michael R. Leach
Title:	Vice President

ALLIED MOTION CONTROL CORPORATION

By: By:	/s/ MICHAEL R. LEACH
Name:	Michael R. Leach
Title:	Vice President

HEIDRIVE GmbH

By: By:	/s/ H.R. NUGTEREN
Name:	H.R. Nugteren
Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

By:	/s/ DANIEL J. GONZALEZ
Name:	Daniel J. Gonzalez
Title:	Assistant Vice President

LENDERS:

HSBC BANK USA, NATIONAL ASSOCIATION, AS A LENDER, L/C ISSUER

By:	/s/ EDMUND E. MIELCAREK
Edmund E. Mielcarek
Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ MARK F. WACHOWIAK
Name:	Mark F. Wachowiak
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ JOSEPH D. DONOVAN
Name:	Joseph D. Donovan
Title:	Senior Vice President

CITIZENS BANK, N.A.

By:	/s/ THOMAS M. PAULY
Name:	Thomas M. Pauly
Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

Schedule 2.01 - Commitments/Applicable Percentages

Lender	Allocation	Hold % of Total
HSBC	$49,000,000	28.0%
Wells Fargo	$42,000,000	24.0%
KeyBank	$42,000,000	24.0%
Citizens	$42,000,000	24.0%
TOTAL	$175,000,000	100.0%

[Signature Page to Second Amendment to Credit Agreement]